Exhibit 10.1

Transportation and Logistics Systems, Inc.

5500 Military Trail, Suite 22-357

Jupiter, FL 33458

August 12, 2024

Mercer Street Global Opportunity Fund

c/o Mercer Street Capital Partners

1111 Brickell Avenue | Suite 2920 | Miami, FL 33131

Cavalry Fund I LP

c/o C/M Capital Partners, LP

1111 Brickell Avenue | Suite 2920 | Miami, FL 33131

Attention: Thomas Walsh

Re:	Transportation and Logistics Systems, Inc.

Ladies and Gentleman:

Reference is made to those certain promissory notes, each dated at or about the date hereof (collectively, the “Notes” and individually, a “Note”), issued by Transportation and Logistics Systems, Inc., a Nevada corporation (and together with its successors and assigns, collectively, the “Borrower”), payable to the order of the Lender identified in the applicable Note (collectively, the “Lenders” and individually, a “Lender”). Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Notes.

By way of this letter agreement, the Borrower and the Lenders acknowledge and agree as follows:

(a) The Lenders are providing the loans under the Notes as an accommodation and reserve the right to have the Borrower enter into definitive transaction documents containing such customary terms and conditions, schedules, and exhibits as appropriate for a transaction of this sort, as Lenders may reasonably determine.

(b) The proceeds from the Notes shall be used solely for the following purposes, in each case subject to prior written approval of Frank Knuttel, which approval shall be timely and not unreasonably withheld:

(i)	Commencement of preparation of the Company’s 2023 audit and 2024 first and second quarter reviews;
(ii)	Commencement of preparation and submission of any requisite Company SEC and OTC filings; and
(iii)	Such tax-related and other activities as may be necessarily and legally required from time to time to restore the Company to good standing from applicable tax and compliance perspectives.

(c) the Notes are junior, subordinate, and second to those notes set forth on Exhibit A hereto.

The Borrower and the Lenders shall each use all good faith efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate in doing, all things necessary, proper or advisable to carry out the intent and purposes of this letter agreement.

This letter agreement and the Notes shall constitute the entire agreement between the parties hereto pertaining to the subject matter hereof. This Agreement may be amended by a written instrument signed by the parties hereto. All rights and obligations hereunder will be governed by the laws of the State of Nevada, without regard to the conflicts of law provisions of such jurisdiction. This Agreement may be executed, including by means of electronic signature or pdfs, in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Sincerely,

TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

By:	/s/ Sebastian Giordano
Name:	Sebastian Giordano
Title:	CEO

Acknowledged, Agreed and Accepted:

Mercer Street Global Opportunity Fund

By:	/s/ Jonathon Juchno
Name:
Title:

Cavalry Fund I LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

[Signature Page to Side Letter]

Exhibit A

List of Notes that are First, Prior, and Senior to the Notes

NOTES PAYABLE	Orig date. Date	of maturity

Sebastian Giordano 4/21/2023	4/21/23	12/31/23	$100,000.00		$100,000.00	$100,000.00
John Mercadante 4/17 & 10/3/2023 500k each	4/17/23 & 10/3/23	12/31/23	$1,000,000.00		$1,000,000.00	$1,000,000.00
John Mercadante -(Wendy Cabral) 11/28/2023	11/28/23	11/27/24	$60,000.00		$60,000.00	$60,000.00
Norman Newton 2/21/2024	2/21/24	9/30/24	$-	$1,000.00	$1,000.00	$1,000.00
Charlie Benton 2/23/2024	2/23/24	9/30/24	$-	$3,109.00	$3,109.00	$3,109.00
John Mercadante - misc AP directed to add to loan 2/6/2024	2/6/24	2/6/25	$-	$64,534.96	$64,534.96	$64,534.96
John Mercadante - to pay off CXP loans	2/15/24	2/14/25	$-	$319,194.00	$319,194.00	$319,194.00

Total notes payable			$1,160,000.00	$387,837.96	$1,547,837.96	$1,547,837.96